UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — August 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Annual report
8|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Annual report
8 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	60

Shareholder meeting results	61

About the Trustees	62

Officers	64

Message from the Trustees

Dear Fellow Shareholder:

More than two years have passed since the global financial crisis reached its peak in September 2008. Although conditions have improved since then, investors find themselves in uncertain territory again today. And while the economic recovery has been painfully slow, corporate America is showing signs of health. Companies have posted impressive earnings results this year and have taken advantage of low interest rates to gain more financial flexibility going forward.

We believe Putnam’s risk-focused, active-management approach is well-suited for pursuing opportunities for shareholders in today’s volatile investment environment. Compared with 2009’s bull market, times like these require a greater degree of investment analysis and security-selection skill.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversifi cation, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize in different industry sectors — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversifi ed across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversifi ed portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s portfolio managers look for ways to capitalize on developments that aff ect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the portfolio managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade
Aaa	Investment

Aa, A	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

* Through 8/31/10.

Chart based on net asset value (NAV).

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Paul Scanlon

Paul, there’s been quite a bit of uncertainty in the air this year regarding the economy and the markets. How did the fund perform over the past 12 months?

For the fiscal year ended August 31, 2010, Putnam High Yield Trust’s class A shares returned 19.29% at net asset value. The fund’s benchmark, the JPMorgan Developed High Yield Index, returned 21.93%, while the average fund in the Lipper High Current Yield Funds category returned 18.99%.

Although there has been concern about the macroeconomic picture in the United States, the past year generally has been positive for corporations and for the high-yield market. In fact, from a total return perspective, 2009 was one of the best years on record for high-yield bonds. That trend generally continued in 2010 as investors continued to migrate to the asset class, heartened by the stabilizing economy and improving corporate business fundamentals. Productivity is high across a number of industries, and corporations today are sitting on record amounts of cash. Although consumer spending and high unemployment remain areas of concern, we believe businesses in general are in significantly better financial condition now than they were 12 months ago — and this has acted as significant tail wind for the high-yield market. With interest rates at historic lows, companies also have been able to refinance their existing debt by issuing new bonds at lower prevailing rates, bolstering their balance sheets.

There were some bumps along the road, however. In early 2010, investors faced new concerns over the European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this process would affect economic growth. Looking back at the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

year as a whole, the first six months were very strong for the fund and the high-yield bond markets in general, while the second half of the fiscal year was positive, but the environment was somewhat more mixed.

How did you position the fund during the period, and how did that positioning affect returns?

At the beginning of the fund’s fiscal year, the portfolio had been positioned with a bias toward bonds with higher credit qualities. This positioning proved to be a bit of a drag on relative performance as lower-rated securities rallied sharply during the first half of the fund’s fiscal year. In the second half, those same lower-rated bonds gave back some of their earlier gains. For the most part, we continue to focus on letting issuer and security-specific decisions act as the main drivers of performance.

From an industry standpoint, one of the primary reasons for our underperformance of the benchmark was our decision to underweight the financials sector. After the credit crisis in 2008–2009, a large number of financial institutions were downgraded and entered the high-yield sector as a result. Part of many financial firms’ business models is to borrow money at a low rate and lend or invest it at a higher rate. Because the financial companies in which the fund could potentially invest had higher capital costs than their investment-grade counterparts — which put them at a competitive disadvantage — we were underweight in the sector. As the economy stabilized, many of these financial firms rebounded, and our underweight position detracted from relative returns. We believe there now is better visibility in the sector and have recently been increasing our exposure.

With regard to other sectors, we have been adding more cyclical exposure to the portfolio and are currently overweight to the consumer products, information technology, and metals/mining sectors. All three sectors contributed positively to returns over the past 12 months, particularly the fund’s metals and mining holdings. Commodities sold off dramatically at the beginning of the period given fears

Credit qualities are shown as a percentage of net assets as of 8/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

of a deep and prolonged global economic slowdown. Prices have recovered steadily throughout the year, and the fund’s exposure to companies in the sector helped returns.

What specific investment opportunities are you finding within the sectors you mentioned?

Our investment process relies heavily on fundamental research and bottom-up security selection to lead us to the holdings we add to the portfolio. That said, there are a handful of themes where we’ve been finding opportunities. Some of the new issuance companies use to refinance existing debt is secured, meaning the downside risk of default, for example is often limited while the spreads offered are still attractive. We’re also looking at asset plays as an area that can add value. Over the next two years, we expect significant merger and acquisition activity, and we factor possible takeovers into our valuations of individual securities. Finally, we’re seeing a number of opportunities in “stressed” securities, especially in the bank loan market.

Which positions contributed the most to performance over the period?

The chemicals industry was a strong performer for the fund, due mostly to our overweight position in LyondellBasell, a multinational petrochemical company. Lyondell reported recent earnings results that came in well ahead of most estimates after successfully taking advantage of strong demand and unusually light supply in a number of key markets. Cash flows were particularly strong, aided by very good working capital performance. Having an underweight position in CIT, a middle-market lender and bank holding company, also helped relative performance. CIT emerged from bankruptcy in December 2009, but it’s been a slow road to recovery for the company. With

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/10. Short-term holdings are excluded. Holdings will vary over time.

the company’s future still uncertain, we kept our exposure to a minimum. That decision proved beneficial to relative performance as the company’s bonds subsequently declined.

What were some holdings that held back performance?

Some of the biggest detractors from relative returns were bonds that we didn’t own or to which we had limited exposure. One example was Residential Capital [ResCap], the residential mortgage subsidiary of GMAC Financial Services. These bonds declined significantly as the subprime mortgage crisis unfolded in 2008 and early 2009, but went on to rebound sharply after a massive cash infusion from the federal government. The fund’s lack of exposure to U.S. Airways and UAL, the holding company for United Airlines, also detracted from relative returns. With the economy on somewhat better footing, airlines have benefited from increased travel, relatively stable fuel prices, and higher booking rates, often through surcharges such as baggage fees. Because we believe there are some significant structural challenges facing the airline industry — particularly among the legacy carriers like United and U.S. Airways —we minimized the fund’s exposure.

What’s your outlook for the fund and the high-yield market?

Even after enjoying a strong run in the past year, high-yield spreads remain attractive based on historical averages. We also have a

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

positive outlook for business fundamentals for high-yield companies. Our view is that we will continue to see a moderate recovery and, as I mentioned earlier, we believe corporations are not necessarily dependent on accelerating growth to post strong earnings. Default rates have already decreased measurably, and we believe they will continue to remain below historic averages.

Looking ahead, we plan to continue to maintain a broadly diversified portfolio, with investments chosen for issuer-specific reasons, targeting the areas of a company’s capital structure for the best balance between risk and return. As the high-yield market returns to normal, credit research and analysis will become particularly influential in determining relative performance. I continue to believe the high-yield market and the fund are attractive means for tapping into the considerable investment opportunities within the corporate landscape today.

Thank you, Paul, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

IN THE NEWS

The Federal Reserve maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but noted that “reinvesting in MBS might become desirable if conditions were to change,” according to the minutes.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.77%	8.63%	7.87%	7.87%	7.94%	7.94%	8.40%	8.29%	8.47%	8.85%

10 years	86.75	79.36	73.89	73.89	72.77	72.77	82.07	76.11	80.57	90.52
Annual average	6.45	6.02	5.69	5.69	5.62	5.62	6.18	5.82	6.09	6.66

5 years	35.03	29.59	30.52	28.69	30.05	30.05	33.47	29.16	32.36	36.36
Annual average	6.19	5.32	5.47	5.17	5.40	5.40	5.94	5.25	5.77	6.40

3 years	20.75	15.86	18.35	15.50	18.00	18.00	19.93	16.08	19.37	21.43
Annual average	6.49	5.03	5.78	4.92	5.67	5.67	6.25	5.10	6.08	6.69

1 year	19.29	14.49	18.39	13.39	18.19	17.19	19.12	15.33	18.80	19.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/10

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.52%

10 years	111.55%	75.50
Annual average	7.78	5.59

5 years	43.72	30.29
Annual average	7.52	5.28

3 years	27.20	17.08
Annual average	8.35	5.19

1 year	21.93	18.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/10, there were 479, 411, 351, 232, and 10 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,389 and $17,277, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,611 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,057 and $19,052, respectively.

Fund price and distribution information For the 12-month period ended 8/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.540		$0.483	$0.486	$0.522		$0.526	$0.558

Capital gains	—		—	—	—		—	—

Total	$0.540		$0.483	$0.486	$0.522		$0.526	$0.558

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$6.68	$6.96	$6.67	$6.65	$6.69	$6.91	$6.61	$6.61

8/31/10	7.40	7.71	7.39	7.35	7.42	7.67	7.30	7.31

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.30%	7.00%	6.50%	6.53%	7.12%	6.88%	7.23%	7.72%

Current 30-day SEC yield [2,3]	N/A	6.53	6.03	6.03	N/A	6.34	6.55	7.05

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.85%	8.71%	7.95%	7.95%	8.02%	8.02%	8.47%	8.37%	8.54%	8.93%

10 years	94.97	87.09	81.54	81.54	80.25	80.25	89.80	83.65	88.26	98.73
Annual average	6.90	6.46	6.14	6.14	6.07	6.07	6.62	6.27	6.53	7.11

5 years	40.21	34.66	35.54	33.63	34.90	34.90	38.23	33.72	37.31	41.48
Annual average	6.99	6.13	6.27	5.97	6.17	6.17	6.69	5.98	6.55	7.19

3 years	21.49	16.66	19.07	16.21	18.74	18.74	20.50	16.56	19.96	22.04
Annual average	6.70	5.27	5.99	5.14	5.89	5.89	6.41	5.24	6.25	6.86

1 year	16.70	12.06	15.99	10.99	15.80	14.80	16.39	12.54	16.21	16.89

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Total annual operating expenses for the fiscal year
ended 8/31/09†	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

Annualized expense ratio for the six-month period
ended 8/31/10‡	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2010, to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.29	$9.15	$9.15	$6.58	$6.58	$3.99

Ending value (after expenses)	$1,055.70	$1,051.80	$1,050.80	$1,055.90	$1,054.00	$1,057.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2010, use the following calculation method. To find the value of your investment on March 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.19	$9.00	$9.00	$6.46	$6.46	$3.92

Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,018.80	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 66th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 69th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 52nd percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most

Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	29th

Three-year period	29th

Five-year period	22nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 459, 391 and 341 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2010, Putnam employees had approximately $298,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the fund), including the fund’s portfolio, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 15, 2010

The fund’s portfolio 8/31/10

CORPORATE BONDS AND NOTES (85.0%)*	Principal amount		Value

Advertising and marketing services (0.1%)
Lamar Media Corp. 144A sr. sub. notes 7 7/8s, 2018		$855,000	$881,719

			881,719
Automotive (3.0%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		1,950,000	2,154,750

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		5,663,000	6,116,040

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		5,450,000	4,836,875

Dana Corp. escrow sr. notes 5.85s, 2015 (acquired 4/24/08,
cost $3,671) (In default) F † ‡		5,483,000	5

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		202,000	213,615

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		4,490,000	4,894,100

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 7 1/2s, 2012		1,275,000	1,338,452

General Motors Corp. sr. unsec. notes 8 1/4s,
2023 (In default) †		4,870,000	1,521,875

General Motors Corp. sr. unsec. unsub. notes 8 3/8s,
2033 (In default) †		4,765,000	1,524,800

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		1,520,000	1,573,200

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		3,740,000	3,880,250

Navistar International Corp. sr. notes 8 1/4s, 2021		4,165,000	4,352,425

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	3,040,000	3,840,652

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$280,000	286,300

TRW Automotive, Inc. 144A sr. notes 8 7/8s, 2017		1,000,000	1,068,750

Visteon Corp. sr. unsec. unsub. notes 7s, 2014 (In default) †		1,105,000	1,127,100

Visteon Corp. 144A sr. unsec. notes 12 1/4s, 2016 (In default) †		666,000	832,500

			39,561,689
Basic materials (7.9%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡		4,534,000	9,068

AMH Holdings, Inc. sr. disc. unsec. notes 11 1/4s, 2014		1,140,000	1,155,675

Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		3,140,000	3,328,400

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		2,685,000	2,591,025

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		600,000	612,750

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.53706s, 2013 (Netherlands)		3,107,000	2,710,858

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		3,295,000	3,426,800

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		990,000	1,009,800

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)		5,443,000	6,307,076

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		6,216,000	6,899,760

Georgia-Pacific, LLC 144A company guaranty sr. unsec.
notes 7s, 2015		2,105,000	2,178,675

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount		Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		$1,933,000	$1,899,173

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		720,000	666,000

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		2,120,000	2,135,900

Huntsman International, LLC 144A sr. sub. notes 8 5/8s, 2020		1,270,000	1,258,888

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,380,000	1,397,250

Ineos Group Holdings PLC company guaranty sr. notes 7 7/8s,
2016 (United Kingdom)	EUR	1,215,000	1,166,516

Jefferson Smurfit escrow bonds 8 1/4s, 2012		$1,217,000	31,946

LBI Escrow Corp. 144A sr. notes 8s, 2017		3,565,000	3,827,919

Lyondell Chemical Co. sr. notes 11s, 2018		6,831,259	7,420,455

Metals USA, Inc. company guaranty sr. unsec. notes
11 1/8s, 2015		2,128,000	2,250,360

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		3,355,000	3,711,469

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		2,398,000	2,341,048

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		2,285,000	1,856,563

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		2,635,000	2,898,500

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		4,589,000	4,600,473

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	875,000	1,255,305

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$3,425,000	3,865,969

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		3,977,000	4,574,377

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		4,392,000	4,392,000

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		1,925,000	2,059,750

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		610,000	640,500

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		250,000	265,625

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		2,340,000	2,392,650

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		2,625,000	2,710,313

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 7 5/8s, 2020		880,000	902,000

Stone Container Corp. escrow bonds 8 3/8s, 2012 (In default) †		2,163,000	56,779

Teck Resources, Limited sr. notes 10 3/4s, 2019 (Canada)		1,615,000	2,006,638

Teck Resources, Limited sr. notes 10 1/4s, 2016 (Canada)		3,935,000	4,756,431

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		1,100,000	1,124,750

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		1,355,000	1,084,000

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.21563s, 2014		2,960,000	2,427,200

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		1,960,000	2,067,800

			104,274,434

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Broadcasting (2.1%)
Belo Corp. sr. unsec. unsub. notes 8s, 2016	$695,000	$736,700

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	2,240,000	1,652,000

Clear Channel Communications, Inc. sr. unsec.
unsub. notes 5s, 2012	840,000	768,600

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	1,085,000	1,125,688

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	3,600,000	3,775,500

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	3,050,000	3,179,625

DISH DBS Corp. company guaranty 7 1/8s, 2016	1,832,000	1,873,220

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	2,435,000	2,343,688

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 144A
sr. notes 8 7/8s, 2017	2,845,000	2,891,231

Sinclair Broadcast Group, Inc. company guaranty 8s, 2012	480,000	480,000

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	1,245,000	1,353,938

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	3,920,348	3,528,313

Univision Communications, Inc. 144A sr. sec. notes 12s, 2014	635,000	688,181

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	3,110,000	3,522,075

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) F †	1,025,000	—

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) F †	3,903,000	—

		27,918,759
Building materials (1.4%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	2,135,000	2,129,663

Building Materials Corp. 144A sr. notes 7s, 2020	1,145,000	1,139,275

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	1,025,000	996,813

Goodman Global Group, Inc. sr. unsec. disc. notes zero %, 2014	5,815,000	3,692,525

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016	1,650,000	1,810,875

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	5,000,000	5,900,000

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	2,924,199	3,081,375

		18,750,526
Cable television (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2010	2,906,000	43,590

Adelphia Communications Corp. escrow bonds zero %, 2011	81,000	1,215

Adelphia Communications Corp. escrow bonds zero %, 2010	4,000	60

Adelphia Communications Corp. escrow bonds zero %, 2010	4,000	60

Adelphia Communications Corp. escrow bonds zero %, 2011	2,223,000	33,345

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	1,781,000	1,794,358

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	755,000	805,963

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	1,820,000	1,915,550

Cablevision Systems Corp. 144A sr. notes 8 5/8s, 2017	2,795,000	3,046,550

CCH II, LLC sr. notes 13 1/2s, 2016	6,188,928	7,333,880

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount		Value

Cable television cont.
CCO Holdings LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018		$1,140,000	$1,179,900

Cequel Communications Holdings I LLC/Cequel
Capital Corp. 144A sr. notes 8 5/8s, 2017		4,390,000	4,477,800

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012		2,350,000	2,473,375

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		542,000	592,135

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		760,000	754,300

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		1,165,000	1,165,000

NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		1,780,000	1,902,375

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		815,000	912,800

			28,432,256
Capital goods (4.0%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		1,755,000	1,930,500

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		4,110,000	4,192,200

BBC Holding Corp. sr. notes 8 7/8s, 2014		4,030,000	3,838,575

Berry Plastics Corp. 144A sr. notes 9 1/2s, 2018		2,055,000	1,890,600

Case New Holland, Inc. 144A sr. notes 7 7/8s, 2017 (Netherlands)		1,775,000	1,868,188

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 9 1/8s, 2018		420,000	427,350

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		2,520,000	2,592,450

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	610,000	793,161

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		$2,795,000	2,885,838

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		7,826,000	9,798,950

Mueller Water Products, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2017		2,885,000	2,430,613

Mueller Water Products, Inc. 144A company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020		400,000	402,000

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		1,330,000	1,339,975

Reynolds Group Issuer, Inc. 144A sr. notes 8 1/2s, 2018		3,605,000	3,460,800

Ryerson Holding Corp. 144A sr. disc. notes zero %, 2015		2,215,000	991,213

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015		3,538,000	3,639,718

Tenneco, Inc. company guaranty 8 5/8s, 2014		2,200,000	2,255,000

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018		1,040,000	1,060,800

Thermadyne Holdings Corp. company guaranty sr. unsec.
sub. notes 10 1/2s, 2014		2,635,000	2,664,644

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017		2,790,000	2,859,750

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		1,471,000	1,515,130

			52,837,455

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount		Value

Coal (1.8%)
Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		$2,295,000	$2,329,425

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,141,000	2,151,705

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		4,745,000	5,035,631

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		3,785,000	3,993,175

International Coal Group, Inc. sr. notes 9 1/8s, 2018		2,595,000	2,750,700

Peabody Energy Corp. company guaranty 7 3/8s, 2016		5,441,000	5,930,690

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		1,285,000	1,350,856

			23,542,182
Commercial and consumer services (1.9%)
Aramark Corp. company guaranty 8 1/2s, 2015		3,319,000	3,422,719

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		3,640,000	3,885,700

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,757,000	1,879,990

National Money Mart Co. 144A company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		2,895,000	3,039,750

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		1,365,000	1,380,356

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		2,000,000	2,027,500

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		4,315,000	4,358,150

Travelport LLC company guaranty 11 7/8s, 2016		1,759,000	1,860,143

Travelport LLC company guaranty 9 7/8s, 2014		1,883,000	1,925,368

Travelport LLC/Travelport, Inc. 144A company
guaranty sr. unsec. notes 9s, 2016		1,235,000	1,222,650

			25,002,326
Conglomerates (0.1%)
SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2017		920,000	947,600

			947,600
Consumer (1.1%)
Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	508,678

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		$1,120,000	1,183,000

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		3,876,000	3,948,675

Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012		3,982,000	3,977,023

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		4,352,000	4,406,400

			14,023,776
Consumer staples (5.7%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †		774,063	11,954

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		585,000	611,325

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		2,987,000	2,889,923

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014		2,447,000	2,440,883

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount		Value

Consumer staples cont.
Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		$2,840,000	$2,861,300

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014		1,834,000	1,822,538

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015		738,000	747,225

CKE Restaurants, Inc. 144A sr. notes 11 3/8s, 2018		4,925,000	4,801,875

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		3,323,000	3,480,843

Dean Foods Co. company guaranty 7s, 2016		1,570,000	1,471,875

Dole Food Co. 144A sr. sec. notes 8s, 2016		1,405,000	1,448,906

Dole Food Co. sr. notes 13 7/8s, 2014		1,372,000	1,649,830

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		3,418,000	3,430,818

Games Merger Corp. 144A sr. notes 11s, 2018		3,530,000	3,706,500

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015		877,000	633,633

Hertz Corp. company guaranty 8 7/8s, 2014		3,740,000	3,842,850

Hertz Holdings Netherlands BV 144A sr. bond 8 1/2s,
2015 (Netherlands)	EUR	2,395,000	3,178,375

JBS USA LLC/JBS USA Finance, Inc. sr. notes 11 5/8s, 2014		$1,050,000	1,203,563

Libbey Glass, Inc. 144A sr. notes 10s, 2015		1,180,000	1,253,750

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		1,200,000	1,260,000

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
sr. notes 9 1/4s, 2015		1,450,000	1,488,063

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
144A sr. unsec. notes 9 1/4s, 2015		1,045,000	1,072,431

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		1,650,000	1,670,625

Revlon Consumer Products Corp. company
guaranty sr. notes 9 3/4s, 2015		1,720,000	1,786,650

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		880,000	904,200

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		886,000	800,723

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		3,472,000	2,751,560

Rite Aid Corp. 144A company guaranty sr. unsub. notes 8s, 2020		740,000	735,375

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		1,695,000	1,847,550

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011		775,000	791,469

Smithfield Foods, Inc. sr. unsec. notes Ser. B, 7 3/4s, 2013		2,640,000	2,653,200

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		1,660,000	1,852,975

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡		2,717,932	2,914,982

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		1,435,000	1,510,338

SUPERVALU, Inc. sr. unsec. notes 8s, 2016		1,865,000	1,869,663

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		2,508,000	3,025,275

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016		4,985,000	5,234,250

			75,657,295
Energy (oil field) (1.9%)
Complete Production Services, Inc. company guaranty 8s, 2016		2,055,000	2,080,688

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		3,280,000	3,066,800

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		6,787,000	6,685,195

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Energy (oil field) cont.
Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	$1,350,000	$1,228,500

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	4,200,000	4,336,500

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,652,000	3,670,260

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	2,793,000	2,861,652

Stallion Oilfield Holdings Ltd. 144A sr. notes 10 1/2s, 2015	292,000	296,380

Trico Shipping AS 144A sr. notes 13 7/8s, 2014 (Norway)	1,735,000	1,518,125

		25,744,100
Entertainment (0.6%)
Cinemark, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019	1,125,000	1,178,438

Marquee Holdings, Inc. sr. disc. notes 9.505s, 2014	4,678,000	3,835,960

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	800,000	820,000

Universal City Development Partners, Ltd. 144A
sr. notes 8 7/8s, 2015	1,075,000	1,091,125

Universal City Development Partners, Ltd. 144A
sr. sub. notes 10 7/8s, 2016	735,000	784,613

		7,710,136
Financials (7.6%)
Ally Financial Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	920,000	910,800

American General Finance Corp. sr. unsec. notes Ser. MTN,
6.9s, 2017	5,670,000	4,394,250

American General Finance Corp. sr. unsec. notes Ser. MTNI,
Class I, 4 7/8s, 2012	3,035,000	2,765,644

American General Finance Corp. sr. unsec. notes, MTN
Ser. J, 5 5/8s, 2011	906,000	881,085

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	1,308,000	1,121,610

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	1,820,000	1,589,948

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	1,695,000	1,682,774

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	695,000	708,031

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	1,674,000	1,590,300

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	1,525,000	1,730,875

CIT Group, Inc. sr. bond 7s, 2017	10,316,311	9,700,551

CIT Group, Inc. sr. bond 7s, 2016	7,533,079	7,156,425

CIT Group, Inc. sr. bond 7s, 2015	3,192,848	3,069,125

CIT Group, Inc. sr. bond 7s, 2014	1,225,848	1,193,669

CIT Group, Inc. sr. bond 7s, 2013	2,591,231	2,568,558

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	1,695,000	1,610,250

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017 ‡‡	2,369,000	2,641,435

GMAC, Inc. 144A company guaranty sr. unsec. notes 8s, 2020	1,270,000	1,301,750

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012	4,210,000	4,304,725

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012	1,291,000	1,313,593

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC company guaranty sr. unsec. notes Ser. 8, 6 3/4s, 2014	$4,734,000	$4,698,495

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.738s, 2014	624,000	536,470

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	1,442,000	1,425,231

GMAC, LLC 144A company guaranty sr. unsec. notes 8.3s, 2015	2,485,000	2,584,400

HBOS Capital Funding LP 144a bank guaranty jr. unsec.
sub. FRB 6.071s, 2049 (Jersey)	1,760,000	1,372,800

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	2,805,000	2,742,336

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,156,000	1,092,420

Icahn Enterprises LP/Ichan Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	5,295,000	5,268,525

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018	2,395,000	2,484,813

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 5.95s, 2013 R	960,000	720,000

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,345,000	1,432,425

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,824,000	1,828,560

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	680,000	696,788

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	2,492,000	2,367,400

Provident Funding Associates 144A sr. notes 10 1/4s, 2017	2,395,000	2,436,913

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	6,165,000	6,103,350

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)	2,285,000	1,942,250

SLM Corp. sr. notes Ser. MTN, 8s, 2020	1,975,000	1,728,125

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013	6,590,000	6,211,075

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.25125s, 2014	756,000	640,710

		100,548,484
Gaming and lottery (2.8%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	2,560,000	2,496,000

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	3,260,000	3,455,600

Harrah’s Operating Co., Inc. company guaranty sr. notes 10s, 2018	5,856,000	4,567,680

Harrah’s Operating Co., Inc. company guaranty sr. notes 10s, 2015	710,000	633,675

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017	4,810,000	5,146,700

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	3,875,000	3,342,188

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	4,615,000	738,400

MGM Mirage, Inc. company guaranty sr. unsec. notes 6 5/8s, 2015	1,160,000	917,850

MGM Mirage, Inc. sr. notes 10 3/8s, 2014	485,000	528,650

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,835

MGM Mirage, Inc. 144A sr. notes 9s, 2020	515,000	534,313

MTR Gaming Group, Inc. company guaranty sr. notes 12 5/8s, 2014	3,455,000	3,627,750

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	675,000	705,375

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	1,475,000	1,545,063

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Gaming and lottery cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2020	$475,000	$458,375

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	2,940,000	2,844,450

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A
company guaranty 1st mtge. notes 7 3/4s, 2020	1,485,000	1,499,850

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	4,122,000	4,431,150

		37,474,904
Health care (6.6%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	4,425,000	4,801,125

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	3,400,000	3,519,000

Community Health Systems, Inc. company guaranty 8 7/8s, 2015	1,969,000	2,042,838

DaVita, Inc. company guaranty 6 5/8s, 2013	3,127,000	3,142,635

DaVita, Inc. company guaranty sr. unsec. sub. notes 7 1/4s, 2015	820,000	847,675

Elan Finance PLC/Elan Finance Corp. 144A company
guaranty sr. notes 8 3/4s, 2016 (Ireland)	3,550,000	3,443,500

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	4,305,000	4,622,494

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	4,655,000	5,103,044

HCA, Inc. sr. sec. notes 9 1/4s, 2016	5,580,000	5,984,550

HCA, Inc. sr. sec. notes 9 1/8s, 2014	4,712,000	4,947,600

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	3,165,000	3,066,094

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	80,000	81,600

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	2,010,000	2,020,050

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	1,169,000	1,206,993

Psychiatric Solutions, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2015	520,000	536,900

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	1,055,000	1,076,100

Select Medical Corp. company guaranty 7 5/8s, 2015	3,095,000	2,917,038

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,211,000	6,203,236

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	279,000	291,206

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	3,850,000	3,874,063

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	762,852	764,759

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	1,850,000	2,011,875

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	1,340,000	1,507,500

Tenet Healthcare Corp. sr. notes 9s, 2015	5,394,000	5,744,610

Tenet Healthcare Corp. 144A sr. unsec. notes 8s, 2020	2,450,000	2,376,500

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	1,000,000	1,025,000

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.64344s, 2012 ‡‡	4,034,000	3,791,960

US Oncology, Inc. company guaranty sr. unsec.
sub. notes 10 3/4s, 2014	2,142,000	2,211,615

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	6,916,000	7,319,756

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	1,556,000	1,617,207

		88,098,523

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Homebuilding (1.3%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	$1,390,000	$1,230,150

Lennar Corp. 144A company guaranty sr. unsec. notes
6.95s, 2018	3,450,000	3,048,938

M/I Schottenstein Homes, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012	3,822,000	3,798,113

Meritage Homes Corp. company guaranty 6 1/4s, 2015	698,000	664,845

Realogy Corp. company guaranty sr. notes 11s, 2014 ‡‡	790,270	638,143

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	5,650,000	4,604,750

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016	1,950,000	2,052,375

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	1,690,000	1,554,800

		17,592,114
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	2,331,000	2,599,065

		2,599,065
Lodging/Tourism (0.4%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	3,790,000	4,045,825

Marina District Finance Co., Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	800,000	798,000

Marina District Finance Co., Inc. 144A company
guaranty sr. notes 9 1/2s, 2015	800,000	794,000

		5,637,825
Media (1.5%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	2,361,000	2,482,001

Affinion Group, Inc. company guaranty 10 1/8s, 2013	1,340,000	1,373,500

Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017	240,000	276,000

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	2,866,000	3,009,300

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	4,160,000	4,123,600

QVC Inc. 144A sr. notes 7 3/8s, 2020	1,425,000	1,446,375

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019	2,615,000	2,667,300

WMG Acquisition Corp. company guaranty sr. sec.
notes 9 1/2s, 2016	2,280,000	2,382,600

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014	1,265,000	1,157,475

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014	655,000	622,250

		19,540,401
Oil and gas (7.6%)
ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015	1,142,000	922,165

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	4,203,000	4,034,880

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	790,000	888,750

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	5,369,000	4,644,185

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Oil and gas cont.
Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	$1,255,000	$1,283,238

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	3,950,000	3,959,875

Connacher Oil and Gas, Ltd. 144A sec. notes
10 1/4s, 2015 (Canada)	4,277,000	4,277,000

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	2,435,000	2,641,975

Crosstex Energy/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	2,960,000	3,056,200

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	475,000	523,688

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	2,062,000	2,201,185

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	3,647,000	3,756,410

Ferrellgas LP/Ferrellgas Finance Corp. sr. notes 6 3/4s, 2014	5,849,000	5,878,245

Ferrellgas Partners LP sr. unsec. notes Ser. UNRE, 6 3/4s, 2014	374,000	375,870

Forest Oil Corp. sr. notes 8s, 2011	4,280,000	4,477,950

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	6,319,000	6,350,595

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	512,050

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	6,054,000	6,190,215

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015	1,590,000	1,586,025

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	2,275,000	1,774,500

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	5,540,000	4,265,800

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	625,000	618,750

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	210,000	210,525

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	585,000	653,738

Petrohawk Energy Corp. 144A company guaranty sr. unsec.
notes 7 1/4s, 2018	1,990,000	1,975,075

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	3,325,000	3,574,375

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	787,000	798,805

Plains Exploration & Production Co. company guaranty 7s, 2017	4,966,000	4,879,095

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	1,017,000	976,320

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	1,223,000	1,247,460

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,585,000	1,822,750

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	1,080,000	1,088,100

Rosetta Resources, Inc. 144A company guaranty sr. unsec.
notes 9 1/2s, 2018	2,430,000	2,478,600

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,926,000	4,365,668

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	5,452,000	5,124,880

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	925,000	920,375

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Oil and gas cont.
Whiting Petroleum Corp. company guaranty 7s, 2014	$2,107,000	$2,180,745

Williams Cos., Inc. (The) notes 7 3/4s, 2031	474,000	550,840

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,033,000	1,254,525

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,920,806

		100,242,233
Publishing (0.9%)
American Media Operations, Inc. 144A sr. sub. notes 14s, 2013 ‡‡	3,996,959	2,598,023

American Media Operations, Inc. 144A sr. unsec. notes 9s, 2013 ‡‡	318,584	324,956

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	3,280,000	3,132,400

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,080,000	1,981,200

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	849,000	847,939

McClatchy Co. (The) 144A company
guaranty sr. notes 11 1/2s, 2017	2,365,000	2,441,863

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	3,160,547	1,208,909

		12,535,290
Regional Bells (1.2%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	1,218,000	1,181,460

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	2,745,000	2,621,475

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,615,000	2,775,169

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	2,770,000	2,929,275

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	2,540,000	2,686,050

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	462,000	470,663

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,586,000	2,673,278

		15,337,370
Retail (3.2%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	800,000	803,000

Blockbuster, Inc. 144A company guaranty sr. notes 11 3/4s,
2014 (In default) †	1,810,000	923,100

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	3,701,000	3,441,930

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	3,121,000	3,230,235

Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015	2,028,000	2,225,730

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013	2,279,000	1,492,745

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.29688s, 2012	1,012,000	652,740

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020	1,040,000	1,086,800

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2015	2,580,000	2,915,400

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,885,238

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡	6,290,434	6,369,064

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	1,415,000	1,439,763

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Retail cont.
Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	$4,475,000	$5,045,563

Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017	2,400,000	2,496,000

Toys R US-Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	610,000	616,100

United Auto Group, Inc. company guaranty 7 3/4s, 2016	4,421,000	4,222,055

		41,845,463
Technology (4.5%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	1,940,000	1,983,650

Advanced Micro Devices, Inc. 144A sr. notes 7 3/4s, 2020	835,000	826,650

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	2,751,850	2,504,184

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,360,000	3,112,200

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	1,462,000	1,536,928

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	1,475,000	1,548,750

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017	1,475,000	1,537,688

First Data Corp. company guaranty sr. unsec. notes 10.55s,
2015 ‡‡	7,036,938	5,295,296

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	3,375,000	2,219,063

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	1,015,000	1,017,538

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	4,808,551	4,459,931

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	226,000	209,615

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	635,000	520,700

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	1,495,000	1,536,113

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	2,645,000	2,651,613

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	698,000	736,390

Iron Mountain, Inc. company guaranty 7 3/4s, 2015	60,000	60,600

Iron Mountain, Inc. company guaranty 6 5/8s, 2016	211,000	211,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	960,000	1,020,000

Jazz Technologies, Inc. 144A notes 8s, 2015 F	2,491,000	2,142,260

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	529,000	357,075

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)	2,685,000	2,611,163

NXP BV/NXP Funding, LLC company guaranty sr. sec. notes FRN
Ser. EXCH, 3.27594s, 2013 (Netherlands)	2,565,000	2,398,275

NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s,
2014 (Netherlands)	1,165,000	1,170,825

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	3,105,000	3,198,150

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec.
notes 7 1/2s, 2015 (Singapore)	400,000	416,500

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	3,027,000	3,178,350

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	$2,624,000	$2,679,760

SunGard Data Systems, Inc. company guaranty sr. unsec.
unsub. notes 10 5/8s, 2015	589,000	650,845

Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	641,000	653,179

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	835,000	914,325

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015	4,285,000	5,034,875

Xerox Capital Trust I company guaranty 8s, 2027	1,647,000	1,679,620

		60,073,111
Telecommunications (7.0%)
Angel Lux Common Sarl 144A sr. bond 8 7/8s, 2016 (Denmark)	931,000	977,550

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017	1,095,000	1,193,550

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	3,545,000	3,545,000

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	2,640,000	2,646,600

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	1,490,000	1,598,025

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	2,540,000	2,638,425

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)	1,064,000	1,071,980

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	315,000	322,875

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	1,411,000	1,453,330

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	5,774,000	5,976,090

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/2s, 2015 (Luxembourg)	765,000	793,688

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Luxembourg)	2,118,000	2,181,540

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	7,644,000	8,221,886

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)	1,825,000	1,884,313

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 1/2s, 2013 (Bermuda)	557,000	563,963

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	5,208,000	4,589,550

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	6,625,000	6,890,000

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	6,135,000	6,073,650

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	4,280,000	4,798,950

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	2,080,000	2,152,800

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	2,571,000	2,564,573

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	465,000	504,525

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016	3,030,000	3,230,738

Sprint Capital Corp. company guaranty 6 7/8s, 2028	6,828,000	5,701,380

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount		Value

Telecommunications cont.
Sprint Nextel Corp. sr. notes 8 3/8s, 2017		$3,700,000	$3,820,250

West Corp. company guaranty 9 1/2s, 2014		4,023,000	4,103,460

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		4,555,000	5,010,500

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	EUR	255,000	353,379

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes zero %, 2017 (Italy) ‡‡		$2,046,485	2,118,112

Windstream Corp. company guaranty 8 5/8s, 2016		3,492,000	3,605,490

Windstream Corp. company guaranty 8 1/8s, 2013		1,975,000	2,105,844

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		450,000	456,750

			93,148,766
Telephone (0.4%)
Cricket Communications, Inc. company guaranty 9 3/8s, 2014		3,612,000	3,657,150

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		1,855,000	1,915,288

			5,572,438
Textiles (0.8%)
Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 4.12113s, 2014		4,800,000	4,560,000

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		1,640,000	1,707,650

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		972,000	1,023,030

Levi Strauss & Co. sr. unsec. unsub. notes 7 5/8s, 2020		2,965,000	3,016,888

			10,307,568
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		4,535,000	5,033,850

			5,033,850
Transportation (0.3%)
Inaer Aviation Finance Ltd. 144A sr. notes 9 1/2s, 2017 (Spain)	EUR	1,545,000	1,893,426

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		$2,085,000	2,262,225

			4,155,651
Utilities and power (4.6%)
AES Corp. (The) sr. unsec. notes 8s, 2020		1,291,000	1,355,550

AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016		270,000	301,050

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,655,000	1,741,888

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		1,240,000	1,261,700

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		2,230,000	2,241,150

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		4,228,000	4,217,430

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		3,247,000	3,460,867

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		2,320,000	1,496,400

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016		4,885,000	4,420,925

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		1,916,000	1,410,655

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		435,000	396,394

Edison Mission Energy sr. unsec. notes 7.2s, 2019		1,900,000	1,263,500

Edison Mission Energy sr. unsec. notes 7s, 2017		60,000	40,950

El Paso Corp. sr. unsec. notes 12s, 2013		1,005,000	1,208,513

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031		121,000	121,303

El Paso Natural Gas Co. debs. 8 5/8s, 2022		1,597,000	2,025,555

CORPORATE BONDS AND NOTES (85.0%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Future Holdings Corp. company guaranty sr. unsec.
notes 11 1/4s, 2017 ‡‡	$565,900	$271,632

Energy Future Holdings Corp. 144A sr. sec. bond 10s, 2020	940,000	905,223

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020	1,354,000	1,301,170

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	914,000	959,700

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	562,000	587,290

Mirant Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	2,070,000	1,855,238

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	1,866,000	1,914,983

Mirant North America, LLC company guaranty 7 3/8s, 2013	4,782,000	4,889,595

NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,440,000	2,467,450

NRG Energy, Inc. sr. notes 7 3/8s, 2016	9,600,000	9,672,000

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	440,000	471,350

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	2,367,000	2,435,051

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	639,000	710,077

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes zero %, 2016 (United Kingdom) ‡‡	3,638,781	2,110,493

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015 (United Kingdom)	4,025,000	2,565,938

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	156,000	160,201

		60,241,221

Total corporate bonds and notes (cost $1,102,970,688)		$1,125,268,530

SENIOR LOANS (5.7%)* [c]	Principal amount	Value

Automotive (0.2%)
Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$3,060,000	$3,281,850

		3,281,850
Basic materials (0.4%)
Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	1,593,854	1,577,916

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	1,593,854	1,577,916

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016	1,880,000	1,885,371

		5,041,203
Broadcasting (0.3%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.966s, 2016	1,999,026	1,590,060

Univision Communications, Inc. bank term loan FRN Ser. B,
2.566s, 2014	2,297,918	1,974,486

		3,564,546
Capital goods (0.2%)
Exopack Holding Corp. bank term loan FRN 4 3/4s, 2014	3,185,000	3,165,056

		3,165,056
Communication services (0.2%)
CCO Holdings, LLC/CCO Holdings Capital Corp. bank term
loan FRN, 3.038s, 2014	2,430,000	2,214,945

		2,214,945
Consumer cyclicals (1.4%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	3,965,895	3,924,998

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	1,095,000	1,098,935

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	627,347	542,786

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
GateHouse Media, Inc. bank term loan FRN Ser. B, 2.33s, 2014	$2,394,574	$922,509

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.275s, 2014	893,497	344,220

QVC, Inc. bank term loan FRN 5.762s, 2014	170,438	170,140

Reynolds Consumer Products, Inc. bank term loan FRN Ser. B,
6 1/4s, 2015	1,520,438	1,512,455

Six Flags Theme Parks bank term loan FRN 9 1/4s, 2016	1,980,000	2,022,075

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	2,873,571	2,869,083

Thomas Learning bank term loan FRN Ser. B, 3.03s, 2014	1,432,728	1,268,289

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	6,410,500	4,043,192

		18,718,682
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan FRN 3.088s, 2014	3,179,301	2,718,283

Revlon Consumer Products bank term loan FRN 6s, 2015	1,920,188	1,899,956

Rite-Aid Corp. bank term loan FRN Ser. B, 2.046s, 2014	327,149	291,758

Spectrum Brands, Inc. bank term loan FRN 8s, 2016	880,000	889,167

		5,799,164
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	764,225	762,314

		762,314
Financials (0.7%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	2,435,000	2,406,084

CB Richard Ellis Services, Inc. bank term loan FRN Ser. B,
5 1/2s, 2013	907,619	907,336

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	1,374,613	1,348,839

Interactive Data Corp. bank term loan FRN Ser. B, 6 3/4s, 2016	2,065,000	2,077,045

iStar Financial, Inc. bank term loan FRN 1.766s, 2011	2,045,000	1,821,328

Nuveen Investments, Inc. bank term loan FRN Ser. B, 3.511s, 2014	1,145,028	1,010,846

		9,571,478
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan FRN Ser. B,
9 1/2s, 2016	855,700	873,290

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.498s, 2015	1,275,000	1,092,732

		1,966,022
Health care (0.4%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	2,683,275	2,614,516

Fenwal, Inc. bank term loan FRN 5.788s, 2014	500,000	410,000

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 5.725s, 2014 ‡‡	2,284,944	2,170,697

Select Medical Corp. bank term loan FRN Ser. B, 2.339s, 2012	434,398	422,181

		5,617,394
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.109s, 2013	147,333	127,127

Realogy Corp. bank term loan FRN Ser. B, 3.295s, 2013	859,460	741,592

		868,719
Technology (0.2%)
Compucom Systems, Inc. bank term loan FRN 3.82s, 2014	1,079,129	1,030,568

First Data Corp. bank term loan FRN Ser. B1, 3.017s, 2014	1,523,175	1,300,221

		2,330,789
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN Ser. B, 8.956s, 2014	235,000	253,653

		253,653

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Transportation (0.4%)
Swift Transportation Co., Inc. bank term loan FRN 6.563s, 2014	$5,490,119	$5,311,690

		5,311,690
Utilities and power (0.6%)
TXU Energy Corp. bank term loan FRN Ser. B2, 3.975s, 2014	187,410	141,987

TXU Energy Corp. bank term loan FRN Ser. B3, 3.796s, 2014	9,949,956	7,499,779

		7,641,766

Total senior loans (cost $80,818,713)		$76,109,271

COMMON STOCKS (2.6%)*	Shares	Value

AES Corp. (The) †	144,010	$1,474,662

Alliance Imaging, Inc. †	340,211	1,428,886

Alpha Natural Resources, Inc. †	41,275	1,532,541

American Media Operations, Inc. 144A † F	63,915	6

Avis Budget Group, Inc. †	70,380	641,866

Bohai Bay Litigation, LLC (Escrow) F §	3,899	12,165

CIT Group, Inc. †	31,093	1,140,491

Community Health Systems, Inc. †	41,775	1,089,074

Dana Holding Corp. †	120,744	1,238,833

El Paso Corp.	120,275	1,369,932

FelCor Lodging Trust, Inc. † R	182,130	724,877

Freeport-McMoRan Copper & Gold, Inc. Class B	23,780	1,711,684

Interpublic Group of Companies, Inc. (The) †	132,405	1,129,415

Leap Wireless International, Inc. †	132,660	1,375,684

Louisiana-Pacific Corp. †	151,171	1,006,799

LyondellBasell Industries NV Class A (Netherlands) †	60,594	1,242,177

LyondellBasell Industries NV Class B (Netherlands) †	23,146	474,262

Macy’s, Inc.	85,175	1,655,802

Nortek, Inc. †	64,161	2,662,682

PetroHawk Energy Corp. †	88,840	1,343,261

Sealy Corp. †	644,663	1,527,851

Service Corporation International	240,756	1,851,414

Spectrum Brands Holdings, Inc. †	56,236	1,434,580

Sprint Nextel Corp. †	408,745	1,667,680

Stallion Oilfield Holdings, Ltd.	78,079	1,366,383

Temple-Inland, Inc.	79,935	1,273,365

Thermadyne Holdings Corp. †	69,804	769,938

Trump Entertainment Resorts, Inc. F	3,732	78,372

TRW Automotive Holdings Corp. †	36,720	1,276,387

Vertis Holdings, Inc. F †	135,886	136

Total common stocks (cost $39,347,171)		$34,501,205

CONVERTIBLE BONDS AND NOTES (1.6%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$303,000	$296,561

Alliant Techsystems, Inc. cv. company guaranty sr. sub. notes 3s, 2024	2,180,000	2,294,450

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	1,325,000	1,948,578

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,173,000	1,630,587

CONVERTIBLE BONDS AND NOTES (1.6%)* cont.	Principal amount	Value

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	$1,929,000	$1,683,053

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2011	800,000	784,000

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
3 1/2s, 2012	1,880,000	1,731,950

Owens Brockway Glass Container, Inc. 144A cv. company
guaranty sr. notes 3s, 2015	1,460,000	1,385,394

Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	4,669,000	4,377,188

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	382,000	404,920

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	930,000	1,041,600

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	1,649,000	1,364,548

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016	975,000	1,318,688

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	1,532,000	1,493,853

Total convertible bonds and notes (cost $19,711,639)		$21,755,370

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	39,100	$2,116,092

Crown Castle International Corp. $3.125 cum. cv. pfd.	34,320	2,003,773

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	103,165	921,263

Entertainment Properties Trust Ser. C, $1.438 cv. pfd	74,812	1,392,999

Great Plains Energy, Inc. $6.00 cv. pfd.	20,030	1,235,250

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	74,594	1,648,065

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	4,338	4,772

PPL Corp. $4.75 cv. pfd. †	38,367	2,166,201

XL Group, Ltd. $2.688 cv. pfd.	70,185	1,899,908

Total convertible preferred stocks (cost $16,817,554)		$13,388,323

PREFERRED STOCKS (0.3%)*	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	21,000	$147,000

GMAC, Inc. 144A Ser. G, 7.00% cum. pfd.	4,652	3,842,698

Total preferred stocks (cost $2,016,929)		$3,989,698

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	420	$2,520

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	714,514	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR.001	4,137	185,928

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	672,570	154,691

Vertis Holdings, Inc. F	10/18/15	0.01	9,578	1

Total warrants (cost $320,929)				$343,140

U.S TREASURY OBLIGATIONS (—%)*

	Principal amount	Value

U.S. Treasury Notes 1.75s, January 31, 2014 [i]	$180,000	$185,753

Total U.S treasury obligations (cost $185,753)		$185,753

SHORT-TERM INVESTMENTS (1.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.15% [e]	14,249,439	$14,249,439

U.S. Treasury Bills for an effective yield of 0.30%,
November 18, 2010	$250,000	249,928

Total short-term investments (cost $14,499,278)		$14,499,367

TOTAL INVESTMENTS

Total investments (cost $1,276,688,654)		$1,290,040,657

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2009 through August 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,323,841,889.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $5, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 8).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund is maintaining liquid assets totaling $71,843 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $16,162,799)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Sell	9/15/10	$645,370	$674,700	$29,330

Barclays Bank PLC

	Euro	Sell	9/15/10	1,507,804	1,576,081	68,277

Citibank, N.A.

	Euro	Buy	9/15/10	1,006,554	1,051,822	(45,268)

Credit Suisse AG

	Euro	Sell	9/15/10	2,770,049	2,895,920	125,871

Deutsche Bank AG

	Euro	Sell	9/15/10	583,948	610,245	26,297

Goldman Sachs International

	Euro	Sell	9/15/10	423,745	442,562	18,817

HSBC Bank USA, National Association

	Euro	Sell	9/15/10	1,071,268	1,119,168	47,900

JPMorgan Chase Bank, N.A.

	Euro	Buy	9/15/10	739,338	772,116	(32,778)

Royal Bank of Scotland PLC (The)

	Euro	Sell	9/15/10	1,206,016	1,259,664	53,648

UBS AG

	Euro	Sell	9/15/10	4,112,079	4,296,658	184,579

Westpac Banking Corp.

	Euro	Sell	9/15/10	1,402,058	1,463,863	61,805

Total						$538,478

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,708,287	$—	$—

Capital goods	769,938	—	—

Communication services	3,043,364	—	—

Consumer cyclicals	10,215,847	—	78,514

Consumer staples	3,927,860	—	—

Energy	2,875,802	1,366,383	12,165

Financials	1,140,491	—	—

Health care	2,517,960	—	—

Utilities and power	2,844,594	—	—

Total common stocks	33,044,143	1,366,383	90,679

Convertible bonds and notes	—	21,755,370	—

Convertible preferred stocks	—	13,388,323	—

Corporate bonds and notes	—	1,123,114,311	2,154,219

Preferred stocks	—	3,989,698	—

Senior loans	—	76,109,271	—

Warrants	—	188,448	154,692

U.S treasury obligations	—	185,753	—

Short-term investments	14,249,439	249,928	—

Totals by level	$47,293,582	$1,240,347,485	$2,399,590

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$538,478	$—

Totals by level	$—	$538,478	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/10

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,262,439,215)	$1,275,779,053
Affiliated issuers (identified cost $14,249,439) (Notes 6 and 8)	14,261,604

Cash	3,934,100

Foreign currency (cost $2) (Note 1)	2

Dividends, interest and other receivables	27,782,294

Receivable for shares of the fund sold	1,083,663

Receivable for investments sold	8,509,562

Unrealized appreciation on forward currency contracts (Note 1)	616,524

Total assets	1,331,966,802

LIABILITIES

Payable for investments purchased	4,243,689

Payable for shares of the fund repurchased	1,641,296

Payable for compensation of Manager (Note 2)	655,513

Payable for investor servicing fees (Note 2)	156,077

Payable for custodian fees (Note 2)	2,422

Payable for Trustee compensation and expenses (Note 2)	369,566

Payable for administrative services (Note 2)	13,757

Payable for distribution fees (Note 2)	553,128

Unrealized depreciation on forward currency contracts (Note 1)	78,046

Collateral on certain derivative contracts, at value (Note 1)	185,753

Other accrued expenses	225,666

Total liabilities	8,124,913

Net assets	$1,323,841,889

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,239,444,742

Undistributed net investment income (Note 1)	4,880,493

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(934,370,577)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,887,231

Total — Representing net assets applicable to capital shares outstanding	$1,323,841,889

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,120,786,351 divided by 151,380,205 shares)	$7.40

Offering price per class A share (100/96.00 of $7.40)*	$7.71

Net asset value and offering price per class B share ($41,108,849 divided by 5,562,747 shares)**	$7.39

Net asset value and offering price per class C share ($38,399,553 divided by 5,220,893 shares)**	$7.35

Net asset value and redemption price per class M share ($19,217,806 divided by 2,591,505 shares)	$7.42

Offering price per class M share (100/96.75 of $7.42)***	$7.67

Net asset value, offering price and redemption price per class R share
($5,084,954 divided by 696,755 shares)	$7.30

Net asset value, offering price and redemption price per class Y share
($99,244,376 divided by 13,580,856 shares)	$7.31

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/10

INVESTMENT INCOME

Interest (including interest income of $23,917 from investments in affiliated issuers) (Note 6)	$113,039,827

Dividends	1,023,809

Total investment income	114,063,636

EXPENSES

Compensation of Manager (Note 2)	7,750,592

Investor servicing fees (Note 2)	1,968,659

Custodian fees (Note 2)	42,283

Trustee compensation and expenses (Note 2)	99,835

Administrative services (Note 2)	68,998

Distribution fees — Class A (Note 2)	2,815,858

Distribution fees — Class B (Note 2)	543,236

Distribution fees — Class C (Note 2)	368,398

Distribution fees — Class M (Note 2)	74,281

Distribution fees — Class R (Note 2)	18,502

Other	588,093

Fees waived and reimbursed by Manager (Note 2)	(118,165)

Total expenses	14,220,570

Expense reduction (Note 2)	(20,851)

Net expenses	14,199,719

Net investment income	99,863,917

Net realized gain on investments (Notes 1 and 3)	22,792,482

Net realized gain on swap contracts (Note 1)	12,794

Net realized gain on foreign currency transactions (Note 1)	2,328,528

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	490,654

Net unrealized appreciation of investments, swap contracts and receivable
purchase agreements during the year	101,170,771

Net gain on investments	126,795,229

Net increase in net assets resulting from operations	$226,659,146

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/10	Year ended 8/31/09

Operations:
Net investment income	$99,863,917	$97,790,248

Net realized gain (loss) on investments and
foreign currency transactions	25,133,804	(268,199,862)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	101,661,425	92,854,212

Net increase (decrease) in net assets resulting from operations	226,659,146	(77,555,402)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(83,487,129)	(89,005,603)

Class B	(3,572,268)	(5,979,813)

Class C	(2,476,238)	(2,515,249)

Class M	(1,077,022)	(1,230,461)

Class R	(272,008)	(158,987)

Class Y	(5,750,399)	(6,935,943)

Increase in capital from settlement payments	86,505	76,316

Redemption fees (Note 1)	561,720	153,902

Decrease from capital share transactions (Note 4)	(39,638,707)	(267,281,965)

Total increase (decrease) in net assets	91,033,600	(450,433,205)

NET ASSETS

Beginning of year	1,232,808,289	1,683,241,494

End of year (including undistributed net investment income
of $4,880,493 and distributions in excess of net investment
income of $96,393, respectively)	$1,323,841,889	$1,232,808,289

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
August 31, 2010	$6.68	.56	.70	1.26	(.54)	(.54)	—	— [g]	$7.40	19.29	$1,120,786	1.04	7.67	70.53
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [h,i]	6.68	1.73	1,070,781	1.13	8.37	44.15
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07	7.51	27.59
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	—	7.82	6.87	1,570,488	1.03	7.17	57.18
August 31, 2006	8.10	.58 [f]	(.22)	.36	(.59)	(.59)	—	—	7.87	4.64 [f]	1,657,357	1.01 [f]	7.26 [f]	45.50

Class B
August 31, 2010	$6.67	.50	.70	1.20	(.48)	(.48)	—	— [g]	$7.39	18.39	$41,109	1.79	6.96	70.53
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [h,i]	6.67	1.12	65,487	1.88	7.75	44.15
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82	6.79	27.59
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	—	7.79	6.05	197,581	1.78	6.42	57.18
August 31, 2006	8.06	.51 [f]	(.20)	.31	(.53)	(.53)	—	—	7.84	3.99 [f]	342,227	1.76 [f]	6.52 [f]	45.50

Class C
August 31, 2010	$6.65	.50	.69	1.19	(.49)	(.49)	—	— [g]	$7.35	18.19	$38,400	1.79	6.92	70.53
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [h,i]	6.65	1.14	34,786	1.88	7.58	44.15
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82	6.75	27.59
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	—	7.78	5.95	46,276	1.78	6.42	57.18
August 31, 2006	8.06	.51 [f]	(.20)	.31	(.53)	(.53)	—	—	7.84	4.02 [f]	63,687	1.76 [f]	6.50 [f]	45.50

Class M
August 31, 2010	$6.69	.54	.71	1.25	(.52)	(.52)	—	— [g]	$7.42	19.12	$19,218	1.29	7.46	70.53
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [h,i]	6.69	1.36	17,087	1.38	8.03	44.15
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32	7.25	27.59
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	—	7.83	6.54	16,162	1.28	6.92	57.18
August 31, 2006	8.10	.56 [f]	(.22)	.34	(.56)	(.56)	—	—	7.88	4.46 [f]	19,785	1.26 [f]	7.00 [f]	45.50

Class R
August 31, 2010	$6.61	.53	.69	1.22	(.53)	(.53)	—	— [g]	$7.30	18.80	$5,085	1.29	7.36	70.53
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [h,i]	6.61	1.23	2,296	1.38	7.93	44.15
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32	7.22	27.59
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	—	7.77	6.24	1,096	1.28	6.92	57.18
August 31, 2006	8.08	.55 [f]	(.21)	.34	(.57)	(.57)	—	—	7.85	4.37 [f]	390	1.26 [f]	7.00 [f]	45.50

Class Y
August 31, 2010	$6.61	.57	.69	1.26	(.56)	(.56)	—	— [g]	$7.31	19.49	$99,244.79		7.80	70.53
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [h,i]	6.61	1.98	42,372.88		9.11	44.15
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165.82		7.73	27.59
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	—	7.76	6.96	225,031.78		7.42	57.18
August 31, 2006	8.06	.59 [f]	(.21)	.38	(.61)	(.61)	—	—	7.83	4.99 [f]	193,290	.76 [f]	7.51 [f]	45.50

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/10

Note 1: Significant accounting policies

Putnam High Yield Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, the redemption fee may apply on certain shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2009 through August 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $14,300,000 on forward currency contracts for the reporting period.

E) Credit default contracts The fund enters into credit default contracts to hedge the fund’s exposure to credit risk, to hedge the fund’s exposure to market risk and to gain exposure to individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,200,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $78,046 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $909,216,251 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

96,252,247	August 31, 2017

137,620,334	August 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2011 approximately $22,657,402 of losses recognized during the period November 1, 2009 to August 31, 2010.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,555,247 to increase undistributed net investment income and $301,116,662 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $299,561,415.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$65,823,398
Unrealized depreciation	(54,968,319)

Net unrealized appreciation	10,855,079
Undistributed ordinary income	6,463,997
Capital loss carryforward	(909,216,251)
Post-October loss	(22,657,402)
Cost for federal income tax purposes	$1,279,185,578

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.72% of the first $5 billion, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion and 0.485% on any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% on any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $118,165 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $11,983,721 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $3,724,900 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreements.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20,851 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $984, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $81,036 and $902 from the sale of class A and class M shares, respectively, and received $33,736 and $2,292 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $893,949,426 and $947,532,740, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	16,339,921	$119,272,563	21,917,836	$125,754,089

Shares issued in connection with
reinvestment of distributions	7,803,731	56,766,141	10,571,135	60,813,179

	24,143,652	176,038,704	32,488,971	186,567,268

Shares repurchased	(32,947,995)	(239,860,126)	(52,345,832)	(302,414,789)

Net decrease	(8,804,343)	$(63,821,422)	(19,856,861)	$(115,847,521)

	Year ended 8/31/10		Year ended 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,363,615	$10,067,495	2,189,386	$11,903,293

Shares issued in connection with
reinvestment of distributions	311,974	2,260,394	635,042	3,627,559

	1,675,589	12,327,889	2,824,428	15,530,852

Shares repurchased	(5,932,555)	(43,107,472)	(8,840,717)	(51,042,369)

Net decrease	(4,256,966)	$(30,779,583)	(6,016,289)	$(35,511,517)

	Year ended 8/31/10		Year ended 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,219,229	$8,900,797	1,617,420	$9,098,752

Shares issued in connection with
reinvestment of distributions	218,598	1,580,863	277,682	1,593,866

	1,437,827	10,481,660	1,895,102	10,692,618

Shares repurchased	(1,451,508)	(10,469,845)	(2,168,535)	(12,449,199)

Net increase (decrease)	(13,681)	$11,815	(273,433)	$(1,756,581)

	Year ended 8/31/10		Year ended 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	1,529,701	$11,393,027	1,326,688	$7,256,380

Shares issued in connection with
reinvestment of distributions	114,195	830,139	163,850	946,039

	1,643,896	12,223,166	1,490,538	8,202,419

Shares repurchased	(1,604,675)	(11,668,101)	(775,223)	(4,413,948)

Net increase	39,221	$555,065	715,315	$3,788,471

	Year ended 8/31/10		Year ended 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	597,409	$4,298,248	381,094	$2,157,017

Shares issued in connection with
reinvestment of distributions	34,174	246,140	26,047	149,058

	631,583	4,544,388	407,141	2,306,075

Shares repurchased	(282,137)	(2,033,142)	(261,888)	(1,547,098)

Net increase	349,446	$2,511,246	145,253	$758,977

	Year ended 8/31/10		Year ended 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,821,378	$100,563,899	4,066,190	$23,419,266

Shares issued in connection with
reinvestment of distributions	719,317	5,192,751	1,223,124	6,935,943

	14,540,695	105,756,650	5,289,314	30,355,209

Shares repurchased	(7,369,113)	(53,872,478)	(6,952,263)	(39,565,080)

Redemptions in kind	—	—	(22,323,593)	(109,503,923)

Net increase (decrease)	7,171,582	$51,884,172	(23,986,542)	$(118,713,794)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$616,524	Payables	$78,046

Equity contracts	Investments, Receivables	343,140	Payables	—

Total		$959,664		$78,046

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$12,794	$12,794

Foreign exchange
contracts	—	2,371,917	—	$2,371,917

Equity contracts	(300,918)	—	—	$(300,918)

Total	$(300,918)	$2,371,917	$12,794	$2,083,793

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$508,232	$508,232

Foreign exchange
contracts	—	497,206	—	497,206

Equity contracts	331,708	—	—	331,708

Total	$331,708	$497,206	$508,232	$1,337,146

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $23,917 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $492,527,670 and $483,447,755, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	income	value

Bohai Bay Litigation, LLC (Escrow)	$—	$—	$—	$12,165

Totals	$—	$—	$—	$12,165

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 0.97% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2010, the fund hereby designates 1.02%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $90,427,200 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	153,041,211	5,337,719

Jameson A. Baxter	153,097,852	5,281,078

Charles B. Curtis	152,999,187	5,379,743

Robert J. Darretta	153,241,736	5,137,194

Myra R. Drucker	153,182,801	5,196,129

John A. Hill	153,198,202	5,180,728

Paul L. Joskow	153,133,201	5,245,729

Elizabeth T. Kennan*	152,922,642	5,456,288

Kenneth R. Leibler	153,213,469	5,165,461

Robert E. Patterson	153,063,862	5,315,068

George Putnam, III	153,062,814	5,316,116

Robert L. Reynolds	153,268,841	5,110,089

W. Thomas Stephens	153,049,696	5,329,234

Richard B. Worley	153,184,678	5,194,252

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

103,769,560	3,475,056	3,830,017	47,304,297

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer, and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer,
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	John A. Hill, Chairman	Vice President and
Management, LLC	Jameson A. Baxter,	Assistant Treasurer
One Post Office Square	Vice Chairman
Boston, MA 02109	Ravi Akhoury	Beth S. Mazor
	Barbara M. Baumann	Vice President
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	James P. Pappas
57–59 St James’s Street	Myra R. Drucker	Vice President
London, England SW1A 1LD	Paul L. Joskow
	Kenneth R. Leibler	Francis J. McNamara, III
Investment Sub-Advisor	Robert E. Patterson	Vice President and
The Putnam Advisory	George Putnam, III	Chief Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Robert R. Leveille
Boston, MA 02109	Richard B. Worley	Vice President and
Chief Compliance Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	Mark C. Trenchard
One Post Office Square	President	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Executive Vice President,	Judith Cohen
State Street Bank	Principal Executive	Vice President, Clerk
and Trust Company	Officer, Treasurer and	and Assistant Treasurer
Compliance Liaison
Legal Counsel		Michael Higgins
Ropes & Gray LLP	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer, Assistant Clerk
Independent Registered	Principal Financial Officer
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
	Accounting Officer and	Proxy Manager
Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN034 263522 10/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
August 31, 2010	$62,286	$--	$5,800	$--
August 31, 2009	$69,936	$--	$5,800	$--

For the fiscal years ended August 31, 2010 and August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 5,800 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
August 31, 2010	$ -	$ -	$ -	$ -
August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: October 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 29, 2010